UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 8, 2004

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)




             001-31718                                  87-0674277
     (Commission File Number)               (IRS Employer Identification No.)


      510 East Technology Avenue,
               Building C
               Orem, Utah                                 84097
  (Address of principal executive offices)              (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.


On December 8, 2004, Q Comm International, Inc., (the "Company") entered into a manufacturing agreement (the "Agreement") with Shera Technology ("Shera"). Shera will manufacture Q Comm's "q xpress" point-of-sale terminals. As a result of this Agreement, the Company will be able to purchase q xpress terminals at a lower cost. This Agreement and the obligations of the Company to purchase q xpress terminals are contingent upon the q xpress terminals meeting certain quality assurance tests.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2004                Q Comm International, Inc.

                                        /s/ Michael K. Openshaw
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                                        Michael K. Openshaw
                                        Chief Financial Officer


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